Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Nasdaq-100® Moderate Buffer ETF – November

FT Vest U.S. Equity Buffer ETF – November

FT Vest U.S. Equity Deep Buffer ETF – November

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November

FT Vest U.S. Equity Moderate Buffer ETF – November

FT Vest U.S. Small Cap Moderate Buffer ETF – November

(each a “Fund”)

Supplement To each Fund’s Prospectus

DATED NOVEMBER 24, 2025

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On November 21, 2025, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of November 24, 2025. The new Target Outcome Period will end on November 20, 2026. The cap for each Fund for the Target Outcome Period beginning on November 24, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Nasdaq-100® Moderate Buffer ETF – November (QMNV)	16.35%	15.45%
FT Vest U.S. Equity Buffer ETF – November (FNOV)	16.62%	15.77%
FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)	12.93%	12.08%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)	11.06%	10.21%
FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)	13.25%	12.41%
FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)	18.42%	17.52%

Please Keep this Supplement with your Fund Prospectus for Future Reference